                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:


/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                          Star Multi Care Services, Inc.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                         STAR MULTI CARE SERVICES, INC.
                              33 Walt Whitman Road
                       Huntington Station, New York 11746


                NOTICE OF THE 2000 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 17, 2001

To the Shareholders of Star Multi Care Services, Inc.:

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders (the "Meeting") of Star Multi Care Services, Inc. (the "Company") will be held at the Huntington Hilton Hotel, 598 Broadhollow Road, Melville, New York 11747 on Wednesday, January 17, 2001 at 3:00 P.M., local time, to consider and act upon the following matters:

         (1) The election of a board of six directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;

         (2) The ratification and approval of the appointment of Holtz Rubenstein & Co., LLP as the Company's independent certified public accountants for the fiscal year ending May 31, 2000; and

         (3) To approve an amendment to the Company's 1992 Stock Option Plan that would increase the total number of shares authorized to be issued therein by 150,000 shares.

         (4) The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

         The enclosed form of proxy has been prepared at the direction of the Board of Directors of the Company and is sent to you at its request. The persons named in said proxy have been designated by the Board of Directors.

         Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

IF YOU DO NOT EXPECT TO BE PRESENT PERSONALLY AT THE MEETING AND YOU WISH YOUR SHARES TO BE VOTED AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY BY MAIL IN THE POSTAGE-PAID ENVELOPE SENT TO YOU HEREWITH FOR THAT PURPOSE. IF YOU LATER FIND THAT YOU CAN BE PRESENT AT THE MEETING OR FOR ANY OTHER REASON DESIRE TO REVOKE OR CHANGE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED.

         The Board of Directors has fixed the close of business on December 11, 2000 as the time when shareholders entitled to notice of and to vote at the Meeting shall be determined and all persons who are holders of record of the Company's Common Stock at such time, and no others, shall be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof. Holders of a majority of the outstanding shares of the Company's Common Stock must be present in person or by proxy in order for the Meeting to be held.

         A copy of the Company's Annual Report to Shareholders containing the financial statements of the Company for the fiscal year ended May 31, 2000 accompanies this Notice.

                                        By Order of the Board of Directors,

                                        /s/ STEPHEN STERNBACH
                                        ---------------------------------------
                                        STEPHEN STERNBACH
                                        President and Chief Executive Officer

Huntington Station, New York
December 18, 2000

                         STAR MULTI CARE SERVICES, INC.
                              33 Walt Whitman Road
                       Huntington Station, New York 11746


                                 PROXY STATEMENT

                                 ---------------


              2000 Annual Meeting of Shareholders, January 17, 2001


         This Proxy Statement is furnished to the holders of Common Stock, par value $.001 per share ("Common Stock") of Star Multi Care Services, Inc. (the "Company") in connection with the solicitation by the board of directors (the "Board of Directors" or the "Board") of the Company of proxies (the "Proxy" or "Proxies") in the accompanying form for use at the 2000 Annual Meeting of Shareholders of the Company to be held at 3:00 P.M. on January 17, 2001, at the Huntington Hilton Hotel, 598 Broadhollow Road, Melville, New York, or at any adjournments or postponements thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of 2000 Annual Meeting of Shareholders.

         The presence, either in person or by properly executed Proxies, of a majority of the shares of the Company's Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Both abstentions and broker non-votes are considered present for purposes of determining a quorum but are excluded from votes cast.

         This Proxy Statement and the accompanying form of Proxy are being mailed on or about December 18, 2000. The Board of Directors of the Company has fixed the close of business on December 11, 2000 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. As of November 13, 2000, 1,880,843 shares of Common Stock were outstanding and held of by 734 shareholders of record. Each share is entitled to one vote.

         When a Proxy is returned, properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the Proxy. If a shareholder does not attend the Meeting and does not return the signed Proxy, such shareholder's shares will not be voted. If a shareholder returns a signed Proxy but does not indicate how his or her shares are to be voted, such shares will be voted FOR each of the nominees named in this Proxy Statement, FOR the ratification and approval of the appointment of Holtz Rubenstein & Co., LLP as the Company's independent certified accountants for the fiscal year ending May 31, 2000 and FOR approval of the amendment to the Company's 1992 Stock Option Plan. As of the date of this Proxy Statement, the Board of Directors does not know of any other matters which are to come before the Meeting. If any other matters are properly presented at the Meeting for consideration, the persons named in the enclosed Proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

         Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the Proxy,
(ii) duly executing a later dated Proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company before taking the vote at the Meeting or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a Proxy). Any written notice of revocation or subsequent Proxy should be sent so as to be delivered to Star Multi Care Services, Inc., 33 Walt Whitman Road, Huntington Station, New York, 11746, Attention: Gregory Turchan, Corporate Secretary, or hand delivered to the Secretary of the Company at or before the taking of the vote at the Meeting.

         The Company will bear the cost of the solicitation of Proxies from its shareholders. In addition to solicitation by use of the mails, Proxies may be solicited by directors, officers and employees of the Company in person or by telephone or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made with custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT


         Set forth below is the ownership of the Company's Common Stock at September 28, 1998 by (i) the only persons or groups who were owners of record or were known by the Company to beneficially own on November 13, 2000 more than 5% of the outstanding shares of Common Stock; (ii) each director and nominee for director of the Company; (iii) each executive officer named in the Summary Compensation Table under the caption "Executive Compensation" below; and (iv) all directors and executive officers of the Company as a group. The Company understands that, except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to such owner.


                                           Amount and Nature
Name and Address                             of Beneficial          Percent
of Beneficial Owner                           Ownership*          of Class (1)
-------------------                           ---------           ------------
Stephen Sternbach
c/o Star Multi Care Services, Inc.
33 Walt Whitman Road
Huntington Station, NY 11746                  350,403(2)             16.8%

Charles Berdan                                                         .2%
c/o Star Multi Care Services, Inc.
33 Walt Whitman Road
Huntington Station, NY 11746                   3,498 (3)

John P. Innes II                                                       .3%
c/o Star Multi Care Services, Inc.
33 Walt Whitman Road
Huntington Station, NY 11746,                   4,998(4)

Matthew Solof                                                          .3%
33 Fairbanks Boulevard
Woodbury, NY 11797                              4,998(4)

Gary L. Weinberger                                                     .3%
c/o Star Multi Care Services, Inc.
33 Walt Whitman Road
Huntington Station, NY 11746                    4,998(4)

Gregory Turchan                                64,422 (5)            3.31%
c/o Star Multi Care Services, Inc.
33 Walt Whitman Road
Huntington Station, NY 11746





 (footnotes are continued on following page)

All directors and executive
officers of the Company as a group
(6 persons)                                   433,317                20.0%


----------


* All share amounts in this Proxy Statement have been adjusted to take into account the stock dividends effectuated on May 30, 1995, January 12, 1996 and November 4, 1996, respectively, and the 1 for 3 reverse stock split effective on December 13, 1999.

(1) Shares subject to options are considered outstanding only for the purpose of computing the percentage of outstanding Common Stock which would be owned by the optionee if the options were so exercised, but (except for the calculation of beneficial ownership by all executive officers and directors as a group) are not considered outstanding for the purpose of computing the percentage of outstanding Common Stock owned by any other person.

(2) Includes 39,868 shares of the Company's Common Stock owned by the Stephen Sternbach Family Trust; Mr. Sternbach disclaims beneficial ownership with respect to these shares. Also includes 201,294 shares of the Company's Common Stock which Mr. Sternbach has a currently exercisable option to purchase pursuant to the Company's 1992 Stock Option Plan.

(3) Includes options to purchase 3,498 shares of the Company's common stock granted under the Company's 1997 Non-Employee Director Stock Option Plan.

(4) Includes options to purchase 4,998 shares of the Company's common stock granted under the Company's 1997 Non-Employee Director Stock Option Plan.

(5) Includes options to purchase 64,422 shares of the Company's common stock granted under the Company's 1992 Stock Option Plan.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         At the Meeting, six directors are to be elected. Pursuant to the Company's By Laws, all directors are elected to serve for the ensuing year and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received for the election of Stephen Sternbach, Gregory Turchan, Charles Berdan, John P. Innes II, Matthew Solof, and Gary L. Weinberger, (collectively, the "Nominees").

         Each of the Nominees has consented to serve as a director if elected. Each of the Nominees currently serve as a director and was elected to that position at the Company's 1998 Annual Meeting of Shareholders.. Unless authority to vote for any director is withheld in a Proxy, it is intended that each Proxy will be voted FOR each of the Nominees. In the event that any of the Nominees for director should, before the Meeting, become unable to serve or for good cause will not serve if elected, it is intended that shares represented by Proxies which are executed and returned will be voted for such substitute nominees as may be recommended by the Company's existing Board of Directors, unless other directions are given in the Proxies. To the best of the Company's knowledge, all the Nominees will be available to serve.


                                            Position Held with the                Directors
Name                              Age       Company                                 Since
----                              ---       ---------------------------            ------
Stephen Sternbach                 45        Chairman of the Board of                 1987
                                            Directors, President and Chief
                                            Executive Officer

Charles Berdan  + * x             51        Director                                 1994

John P. Innes II  + * x           66        Director                                 1991

Matthew Solof   + * x             47        Director                                 1992

Gary L. Weinberger                51        Director                                 1996

Gregory Turchan                   42        Senior Vice President,                   1998
                                            Secretary, Chief Operating
                                            Officer, and Director


+        Member of Compensation Committee
*        Member of Stock Option Committee
x        Member of Audit Committee

Background of Nominees:

STEPHEN STERNBACH

         Stephen Sternbach has been the Chairman of the Board of Directors, President and Chief Executive Officer of the Company since 1987. From 1978 to 1986, Mr. Sternbach was associated with Automated Data Processing, Inc. ("ADP"), a provider of information services where he held several marketing positions and ultimately the position of Director of Sales. Mr. Sternbach has served on the Board of Trustees of the Long Island Chapter of the National Multiple Sclerosis Society since 1996. Mr. Sternbach earned a Masters Degree in Public Administration from Syracuse University and a B.A. in Industrial Relations & Personnel Administration from Ithaca College.

GREGORY TURCHAN

         Gregory Turchan was elected Senior Vice President, Chief Operating Officer and a member of the Board of Directors of the Company on May 20, 1998. Previously, he had served as Vice President- Operations of the Company since 1996. Mr. Turchan was originally employed by the Company in 1995 to assist in the transition of an acquisition by the Company. Prior to 1995, Mr. Turchan served as an officer of Long Island Nursing Registry, Inc., a home health care provider acquired by the Company in 1995.

JOHN P. INNES II

         John P. Innes II has been a director of the Company since 1991. Since September 1997 he has been Chairman, President and Chief Executive Officer of US Clearing House Corporation and the ACH Processing Company, an electronic funds transfer company. For several months beginning in May of 1996, he was Special Counsel to ValuJet Airlines. He has acted as a private investor and consultant since July 1994. Previously, he was the Chairman of Commonwealth Associates, an investment bank, from January 1992 to June 1994. Mr. Innes also has served as Managing Director of Sabre Insurance Company, a casualty insurance company (1986-1991), President of Boxhall Group, Inc., a holding company for Sabre Insurance Company (1986-1991), Vice Chairman of the Board of Directors of Wheeling-Pittsburgh Steel Corporation, an integrated steel manufacturing company (1987-1990) and a private investor and consultant (1990-1992).

CHARLES BERDAN

         Charles Berdan became a director of the Company in April 1994. Since January 1999, Mr. Berdan has served as Regional Sales Manager for LearnFrame, an online training company. From April 1994 through June 1998, Mr. Berdan has served as a sales executive for Automatic Data Processing, Inc., a provider of information services. From January 1993 to September 1993, Mr. Berdan was a Vice President of the Senior Bulletin, a newspaper, which the Company purchased in September 1993.

MATTHEW SOLOF

         Matthew Solof has been a director of the Company since November 1992. Since 1991, he has been the President and Chief Executive Officer of AMI Group, a real estate development and acquisition company, and President and Chief Executive Officer of Mercantile Mortgage Association, a mortgage lending company. Since 1996 he has been President and Chief Executive Officer of Landco Mortgage Bankers, Inc., a New York State licensed mortgage banker. From 1983 to 1992, Mr. Solof was a trader at IRV Companies, a firm which specialized in oil trading, and from 1981 to 1991, he was President and Chief Executive Officer of Matthew Solof Trading Company, a firm which also specializes in oil trading.

GARY L. WEINBERGER

         Gary L. Weinberger has been engaged in the private practice of orthodontics for more than 20 years. In addition, Dr. Weinberger is engaged as a consultant on financial planning and management. Dr. Weinberger is a member of the International Board of Standards and Practices for Financial Planners, the International Association of Financial Planners, and the American Association of Orthodontists.


Meetings of the Board of Directors

         During the Company's last fiscal year, its Board of Directors held four
(4) meetings and acted on eight (8) occasions by unanimous written consent without a meeting.

         The Stock Option Committee of the Board of Directors consists of Messrs. John P. Innes II, Matthew Solof and Charles Berdan. The function of this committee, which held no meetings during the past fiscal year and acted two times by unanimous written consent without meeting, to administer the Company's stock option plans.

         The Audit Committee of the Board of Directors consists of Messrs. John
P. Innes II, Matthew Solof and Charles Berdan and its function is to nominate independent auditors, subject to approval by the Board of Directors, and to examine and consider matters related to the audit of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent auditors' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent auditors and management, and matters of concern to the independent auditors resulting from the audit, including the results of the independent auditors' review of internal accounting controls. The Audit Committee held no meetings during the past fiscal year.

         The Compensation Committee of the Board of Directors consists of Messrs. John P. Innes II, Matthew Solof and Charles Berdan and its function is to fix the salaries, bonuses and other compensation arrangements of the executive officers of the Company, and it also has the authority to examine, administer and make recommendations to the Board with respect to benefit plans and arrangements (other than the stock option plans which are administered by the Stock Option Committee) of the Company and its subsidiaries. The Compensation Committee held one (1) meeting during the past fiscal year.

         The Compliance Committee of the Board of Directors consists of Messrs. Charles Berdan, Gary L. Weinberger and Gregory Turchan. The function of this committee, which had one meeting during the past fiscal year, is to examine and consider matters relating to regulatory and managerial compliance.

         The Board of Directors has no standing nominating committee.

         Each incumbent director attended at least 75% of the meetings of the Board of Directors and the committee on which he served which were held while he was serving as a director and/or committee member during the Company's last fiscal year.

Compensation Committee Interlocks and Insider Participation

         No members of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

Section 16(a) Beneficial Ownership Reporting Compliance


         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of its common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission ("SEC") and each exchange on which the Company's securities are registered. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all ownership forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain persons that no Form 5 was required for those persons, the Company believes that, during the year ended May 31, 2000, its officers, directors and greater than ten-percent shareholders complied with all applicable Section 16 filing requirements, except for filing a Form 5 to reflect the grant of stock options on December 28, 1999. Such Form 5 will be filed within ten business days of the date hereof.

         Performance Graph

                  Set forth below is a graph comparing the yearly change in the cumulative shareholder return of the Company's Common Stock with the National Association of Securities Dealers Automated Quotation Market Index and a peer group index of five competing companies for the same period. The comparison assumes $100 was invested at the close of business on May 31, 2000 in the Company's Common Stock and in each of the comparison groups, and assumes reinvestment of dividends. The Company paid no cash dividends during the periods.

                      CUMULATIVE TOTAL SHAREHOLDER RETURNS
                             (Dividends Reinvested)


                         Base
Company Name/           Period
        Index           5/31/95   5/31/96    5/30/97     5/29/98     5/28/99      5/31/00

Star Multi Care         100.00     197.94     133.67      72.40       37.13        18.56
Services
NASDAQ- U.S.            100.00     141.15     158.37     201.08      277.03       395.93
Peer Group              100.00      65.77      58.91      40.13       23.52        18.20


Peer Group Companies
================================================================================
IN HOME HEALTH, INC.
NEW YORK HEALTH CARE, INC.
TRANSWORLD HEALTHCARE INC
GENTIVA HEALTH SERVICES

Compensation Committee Report

         Overview and Philosophy

         The Compensation Committee of the Board of Directors is composed of three directors, Messrs. Berdan, Innes and Solof. The Compensation Committee is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. The Compensation Committee's executive compensation philosophy (which is intended to apply to all members of the Company's management, including its Chief Executive Officer) is to provide competitive levels of compensation, integrate managements' pay with achievement of the Company's performance goals, reward above average corporate performance, recognize individual initiative and achievement and assist the Company in attracting and retaining qualified management.

         The objectives of the Company's executive compensation program are to:

                  Support the achievement of desired Company performance.

         * Provide compensation that will attract and retain superior talent and reward performance.

         The executive compensation program provides an overall level of compensation opportunity that is competitive within the health care industry, as well as with a broader group of companies of comparable size and complexity.

         Executive Officer Compensation

         The Company's executive officer compensation is comprised of base salary, annual cash bonus and long-term incentive compensation in the form of stock options and various benefits, including medical plans generally available to employees of the Company.

         It is the philosophy of the Compensation Committee that compensation of executive officers should be closely aligned with the financial performance of the Company. Accordingly, benefits are provided through stock option incentives and bonuses which are generally consistent with the goal of coordinating the rewards to management with a maximization of shareholder return. In reviewing Company performance, consideration is given to the Company's earnings. Also taken into account are external economic factors that effect results of operations. An attempt is also made to maintain compensation within the range of that afforded like executive officers at companies whose size and business is comparable to that of the Company.

         CEO Compensation

         In the case of Stephen Sternbach, the Chief Executive Officer, the Compensation and Stock Option Committee evaluates the Company's mid and long range strategic planning and its implementation as well as the considerations impacting the compensation of executive officers generally which are described above. Mr. Sternbach was awarded a bonus of $25,000 for the year ended May 31, 2000, that will be paid in fiscal 2000-2001.

         Benefits

         The Compensation Committee endorses the position that equity ownership by management is beneficial in aligning managements' and shareholders' interest in the enhancement of shareholder value. Stock options were granted at exercise prices equal to the market value of the Company's Common Stock on the date of grant.

         The Company provides to executive officers medical benefits that generally are available to Company employees. The amount of perquisites, as determined in accordance with the rules of the

Securities and Exchange Commission relating to executive compensation, did not exceed 10% of salary for fiscal 2000.

Compensation of Directors

         The Company's non-employee directors are paid a fee of $750 for each Board of Directors meeting which they attend. They are not paid any additional fee for serving on any committees of the Board of Directors. However, in September 1998 and May 1999, the outside directors were granted a non-statutory stock option for the right to purchase up to 1,667 and 3,334 shares, respectively, of common stock of the Company.


                             EXECUTIVE COMPENSATION

The following table provides information with respect to all compensation paid or accrued by the Company during the three most recent fiscal years ended May 31, to those Executive officers of the Company whose salary and bonus for fiscal 1999 exceeded $100,000.





         Summary Compensation Table

                                         Annual Compensation                   Long Term Compensation
                                   -----------------------------  --------------------------------------------------
                                                         Other                                Awards
Name and                                                 Annual   Restricted                ----------
Principal                                                Compen-  Stock                     Securities     LTIP        All Other
Position                    Year    Salary($)   Bonus($) sation   Awards     Underlying     Options(#)   Payments($)   Compensation
--------                    ----    ---------   ---------------   ------     ----------     ----------   -----------   ------------
Stephen Sternbach          2000    $275,917     $25,000            --            201,294     $27,000(1)                 $15,125(4)
Chief Executive Officer,   1999    $270,676     $25,000                           45,848(5)              $52,000(2)
President and              1998    $257,250       --                               --                    $35,000(3)    $288,941(4)
Chairman of the Board

Gregory Turchan            2000     $151,635    $15,000                           64,211
Senior Vice President,     1999     $129,101    $12,500                           12,210(5)
Secretary and              1998     $121,627
Chief Operating Officer


(1) Represents $27,000 credited by the Company to a book reserve account as contingent deferred compensation for the benefit of Mr. Sternbach between the Company and Mr. Sternbach.
(2) Represents $25,000 of income recognized upon partial forgiveness of debt owed by Mr. Sternbach and $27,000 credited by the Company to a book reserve account as contingent deferred compensation for the benefit of Mr. Sternbach pursuant to a Non-Qualified Retirement and Death Benefit Agreement between the Company and Mr. Sternbach.
(3) Represents $35,000 credited by the Company to a book reserve account as contingent deferred compensation for the benefit of Mr. Sternbach pursuant to a Non-Qualified Retirement and Deat Benefit Agreement between the Company and Mr. Sternbach.
(4) Represents monies earned by Mr. Sternbach upon the exercise of stock options previously granted. stock options previously granted.
(5)  Options repriced on September 14, 1998.


------------------------------------------------------------------------------------------------------------------------------------

(a)                        (b)      (c)              (d)               (e)              (f)        (g)
                  Number of         % of Total
                  Securities        Options/SARs
                  Underlying        Granted to
                  Options/SARs      Employees in     Exercise or Base  Expiration
Name              Granted (#)       Fiscal Year      Price ($/Sh)      Date             5%         10%
------------------------------------------------------------------------------------------------------------------------------------

Stephen Sternbach   100,647            36.9%            $1.375         12/27/04       $104,472    $269,231
Gregory Turchan      32,211            11.8%            $1.25          12/27/04        $34,144    $148,895


         Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

         The following table contains information concerning the number and value, at May 31, 2000, of the exercised and unexercised options held by Messrs. Sternbach and Turchan





               Shares           Value            Number of Securities            Value of Unexercised
  Name         Acquired on     Realized ($)      Underlying Unexercised          In-the-Money Options Held at
               Exercise (#)                      Options Held at Fiscal          Fiscal Year-End
                                                 Year-End (Exercisable/          (Exercisable/Unexercisable)
                                                 Unexercisable)
--------       ------------    -------------    ------------------------         ----------------------------

Stephen          0                0                201,294/0                       $50,324
Sternbach

Gregory          0                0                64,422/0                        $20,132
Turchan


(1) Fair market value of underlying securities (the closing price of the Company's Common Stock on the Nasdaq National Market) at fiscal year end (May 31, 2000), minus the then effective exercise price.

Employment Agreements and Termination of Employment and Change in Control Arrangements.

         The Company has an employment agreement with Stephen Sternbach dated as of December 3, 1995 (the "Sternbach Employment Agreement"). The Sternbach Employment Agreement has a term of five years and provides for an initial annual salary of $250,000 (subject to annual increase by the amount of the increase in the Consumer Price Index from the immediate preceding year) plus a bonus of 6% of the Company's net profit before taxes in excess of $1,200,000, not to exceed an aggregate annual bonus of $500,000. The Sternbach Employment Agreement provides that after a Change in Control (as defined in the Sternbach Employment Agreement) of the Company has occurred, if either Mr. Sternbach terminates his employment within six months after he has obtained actual knowledge of the Change in Control or the Company (or any successor thereto) terminates his employment with the Company within one year after the Change in Control, Mr. Sternbach will be entitled to receive (i) his salary, bonuses, awards, perquisites and benefits including, without limitation, benefits and awards under the Company's stock option plans and pension and retirement plans and programs, accrued through the date Mr. Sternbach's employment with the Company is terminated and (ii) a lump-sum payment in cash equal to 2.99 times Mr. Sternbach's base amount.

         On June 21, 2000, the Board of Directors of the Company renewed the employment agreement with Stephen Sternbach originally dated as of December 3, 1995, as amended, for an additional five year term (the "Renewed Sternbach Employment Agreement"). The Renewed Sternbach Employment Agreement provides for an annual salary of $280,813.52, his base salary prior to renewal (subject to annual increase by the amount of the increase in the Consumer Price Index from the immediate preceding year) plus a bonus of 6% of the Company's net profit before taxes in excess of $1,200,000. The Renewed Sternbach Employment Agreement provides that after a Change in Control (as defined in the Sternbach Employment Agreement) of the Company has occurred, if either Mr. Sternbach terminates his employment within six months after he has obtained actual knowledge of the Change in Control or the Company (or any successor thereto) terminates his employment with the Company within one year after the Change in Control, Mr. Sternbach will be entitled to receive (i) his salary, bonuses, awards, perquisites and benefits including, without limitation, benefits and awards under the Company's stock option plans and pension and retirement plans and programs, accrued through the date Mr. Sternbach's employment with the Company is terminated and (ii) a lump-sum payment in cash equal to 2.99 times Mr. Sternbach's base amount.

         In addition, the Renewed Sternbach Employment Agreement terminated the Non-Qualified Retirement and Death Benefit Agreement dated February 1, 1994 Instead, the Renewed Sternbach Employment Agreement provides for an annual contribution by the Company to an investment vehicle of Mr. Sternbach's choice equal to ten percent (10%) of his wages and will no longer be deemed deferred compensation. Additionally, the Company shall continue to pay the premiums of a life insurance policy, owned by Mr. Sternbach, insuring his life for $1.2 million. The cash value of this policy was assigned to Mr. Sternbach.

         The Company and Mr. Sternbach are also parties to a Consulting Agreement (the "Sternbach Consulting Agreement") pursuant to which the Company has agreed to retain Mr. Sternbach as a consultant for a period of two years from the time that his employment with the Company terminates. Pursuant to the Sternbach Consulting Agreement, the Company has agreed to pay Mr. Sternbach $150,000 per year and he will be entitled to participate in the health insurance and similar benefits which the Company provides to any of its other consultants.

         Compensation of Directors

                  The Company's non-employee directors are paid a fee of $750 for each Board of Directors meeting which they attend. They are not paid any additional fee for serving on any committees of the Board of Directors. However, in September 1998, the outside directors were granted a non-statutory stock option for the right to purchase up to 5,000 shares of common stock of the Company.

Employment Agreements and Termination of Employment and Change in Control Arrangements.

                  The Company has an employment agreement with Stephen Sternbach dated as of December 3, 1995 (the "Sternbach Employment Agreement"). The Sternbach Employment Agreement has a term of five years and provides for an initial annual salary of $250,000 (subject to annual increase by the amount of the increase in the Consumer Price Index from the immediate preceding year) plus a bonus of 6% of the Company's net profit before taxes in excess of $1,200,000, not to exceed an aggregate annual bonus of $500,000. The Sternbach Employment Agreement provides that after a Change in Control (as defined in the Sternbach Employment Agreement) of the Company has occurred, if either Mr. Sternbach terminates his employment within six months after he has obtained actual knowledge of the Change in Control or the Company (or any successor thereto) terminates his employment with the Company within one year after the Change in Control, Mr. Sternbach will be entitled to receive (i) his salary, bonuses, awards, perquisites and benefits including, without limitation, benefits and awards under the Company's stock option plans and pension and retirement plans and programs, accrued through the date Mr. Sternbach's employment with the Company is terminated and (ii) a lump- sum payment in cash equal to 2.99 times Mr. Sternbach's base amount.

         On June 21, 2000, the Board of Directors of the Company renewed the employment agreement with Stephen Sternbach originally dated as of December 3, 1995, as amended, for an additional five year term (the "Renewed Sternbach Employment Agreement"). The Renewed Sternbach Employment Agreement provides for an annual salary of $280,813.52, his base salary prior to renewal (subject to annual increase by the amount of the increase in the Consumer Price Index from the immediate preceding year) plus a bonus of 6% of the Company's net profit before taxes in excess of $1,200,000. The Renewed Sternbach Employment Agreement provides that after a Change in Control (as defined in the Sternbach Employment Agreement) of the Company has occurred, if either Mr. Sternbach terminates his employment within six months after he has obtained actual knowledge of the Change in Control or the Company (or any successor thereto) terminates his employment with the Company within one year after the Change in Control, Mr. Sternbach will be entitled to receive (i) his salary, bonuses, awards, perquisites and benefits including, without limitation, benefits and awards under the Company's stock option plans and pension and retirement plans and programs, accrued through the date Mr. Sternbach's employment with the Company is terminated and (ii) a lump-sum payment in cash equal to 2.99 times Mr. Sternbach's base amount.

         In addition, the Renewed Sternbach Employment Agreement terminated the Non-Qualified Retirement and Death Benefit Agreement dated February 1, 1994 Instead, the Renewed Sternbach Employment Agreement provides for an annual contribution by the Company to an investment vehicle of Mr. Sternbach's choice equal to ten percent (10%) of his wages and will no longer be deemed deferred compensation. Additionally, the Company shall continue to pay the premiums of a life insurance policy, owned by Mr. Sternbach, insuring his life for $1.2 million. The cash value of this policy was assigned to Mr. Sternbach.

         The Company and Mr. Sternbach are also parties to a Consulting Agreement (the "Sternbach Consulting Agreement") pursuant to which the Company has agreed to retain Mr. Sternbach as a consultant for a period of two years from the time that his employment with the Company terminates. Pursuant to the Sternbach Consulting Agreement, the Company has agreed to pay Mr. Sternbach $150,000 per year and he will be entitled to participate in the health insurance and similar benefits which the Company provides to any of its other consultants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         There have been no transactions that were reportable with related parties.

PROPOSAL 2 - RATIFICATION AND APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

                  The Board of Directors has selected the accounting firm of Holtz Rubenstein & Co., LLP to serve as independent auditors of the Company for the fiscal year ending May 31, 2000 and proposes the ratification and approval of such decision. Holtz Rubenstein & Co., LLP has served as the principal independent auditors of the Company since March 1993 and is familiar with the business and operations of the Company. Representatives of Holtz Rubenstein & Co., LLP are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions during the Meeting.

                  The Board of Directors recommends a vote FOR ratification and approval of the selection of Holtz Rubenstein & Co., LLP as the independent auditors for the Company for the year ending May 31, 2000.

PROPOSAL 3 - AMENDMENT TO THE COMPANY'S 1992 STOCK OPTION PLAN

                  The Star Multi Care Services, Inc. 1992 Stock Option Plan (the "Plan") presently has authorized 325,000 shares that may be granted and issued therein. As of November 13, 2000, 389,439 shares have been granted under the Plan, with 64,439 more shares being granted than are authorized. Therefore, to remedy this situation, the Board of Directors have approved a resolution and hereby submits to the shareholders for approval an increase in the number of shares that may be granted and issued under the Plan by 150,000 shares to 475,000 shares. The Board of Directors believe that stock options should be an integral component to the Company's total compensation plan.
                  The Board of Directors recommends a vote FOR ratification and approval of the amendment to the Plan as discussed above.

VOTING REQUIREMENTS

                  Directors are elected by a plurality of the votes cast at the Meeting. The affirmative vote of a majority of the votes cast at the Meeting will be required to ratify and approve the appointment of Holtz Rubenstein & Co., LLP as independent auditors of the Company for the fiscal year ending May 31, 2000 and the Amendment to the Star Multi Care Services, Inc. 1992 Stock Option Plan. Abstentions and broker non-votes with respect to any matter are not considered as votes cast with respect to that matter.

OTHER MATTERS

                  The Board of Directors of the Company knows of no other matter to come before the Meeting. However, if any matter requiring a vote of the Shareholders should arise, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment.

Shareholder Proposals

                  Shareholder proposals intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company by July 6, 2001 for possible inclusion in the proxy material relating to such meeting.

Annual Report on Form 10-K

                  A copy of the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 2000, which has been filed with the Securities and Exchange Commission, is available to shareholders to whom this Proxy Statement is mailed upon written request to Star Multi Care Services, Inc., 33 Walt Whitman Road, Suite 302, Huntington Station, New York 11746.


                                       By order of the Board of Directors,

                                       /s/ STEPHEN STERNBACH
                                       ---------------------
                                       STEPHEN STERNBACH
                                       Chairman of the Board,
                                       President and Chief Executive Officer

Dated:    December 18, 2000
          Huntington Station, New York

PROXY                                                                     PROXY


                         STAR MULTI CARE SERVICES, INC.
           This Proxy is solicited on behalf of the Board of Directors PROXY for Annual Meeting of Shareholders - January 17, 2001

The undersigned shareholder of common stock of STAR MULTI CARE SERVICES, INC. hereby constitutes and appoints Stephen Sternbach and Gregory Turchan, and each of them, as proxies for the undersigned, each with full power of substitution, to vote and otherwise represent all of the shares of the undersigned of the 2000 Annual Meeting of Shareholders of the Company to be held at the Huntington Hilton Hotel, 598 Broadhollow Road, Melville, New York 11747 on Wednesday, January 17, 2001 at 3:00 P.M., local time, and at any adjournments or postponements thereof, as if the undersigned were present and voting the shares, in the following manner:

         (1)      Election of Directors:


[  ]  FOR ALL nominees listed below                     [  ]   WITHHOLD AUTHORITY
(except as indicated to the contrary below)             to vote for all nominees listed below


NOMINEES: Stephen Sternbach, Gregory Turchan, Charles Berdan, John P. Innes II, Matthew Solof, and Gary L. Weinberger.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)


--------------------------------------------------------------------------------


         (2) Ratification and approval of the appointment of Holtz Rubenstein & Co., LLP as the Company's independent certified accountants:

              [  ]    FOR        [  ]    AGAINST            [  ]   ABSTAIN

--------------------------------------------------------------------------------


         (3) To approve an amendment to the Company's 1992 Stock Option Plan that would increase the total number of shares authorized to be issued therein by 150,000 shares:

              [  ]    FOR        [  ]    AGAINST            [  ]   ABSTAIN

This Proxy is solicited on behalf of the Board of Directors and, unless contrary instructions are indicated, will be voted FOR the election of all nominees for directors and FOR ratification and approval of the appointment of Holtz, Rubenstein & Co., LLP as the Company's independent certified accountants. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting, Proxy Statement and Annual Report to Shareholders of the fiscal year ended May 31, 2000 and hereby revokes any proxy or proxies previously given.

                                          Dated:                        , 2000
                                                 -----------------------

                                          ----------------------------------
                                                     Signature

                                          ----------------------------------
                                                     Signature

Please date and sign exactly as name appears hereon. If signing as attorney, executor, administrator, trustee, or guardian, please indicate the capacity in which your are acting. Proxies executed by corporations should be signed in the corporation's full name by a duly authorized officer. Proxies executed by partnerships should be signed in the partnership name by an authorized person. If shares are held jointly, each shareholder named should sign.

PLEASE MARK, SIGN AND DATE THIS PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.